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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 2003


                          ANCHOR BANCORP WISCONSIN INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Wisconsin                     0-20006                39-1726871
        --------------               -------------             ----------
(State or other                     (Commission File          (IRS Employer
jurisdiction of incorporation)           Number)            Identification No.)

        25 West Main Street
        Madison, Wisconsin                                      53703
      ------------------------                               -----------
(Address of principal executive offices)                      (Zip Code)


                                 (608) 252-8900
                           ---------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
                           ---------------------------
          (Former name or former address, if changed since last report)




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                         ANCHOR BANCORP WISCONSIN INC.


                               TABLE OF CONTENTS


                                                            PAGE #
                                                            ------

Signatures..................................................    4


Exhibit Index...............................................    5


EX-99.1 Press Release.......................................    6

















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                         ANCHOR BANCORP WISCONSIN INC.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)     Exhibits:

                      99.1 Press release announcing the Corporation's inclusion in the NASDAQ Financial-100 Index effective June 23, 2003.





































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                         ANCHOR BANCORP WISCONSIN INC.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Anchor BanCorp Wisconsin Inc.


                                     By:    /s/ Michael W. Helser
                                            -----------------------
                                            Michael W. Helser
                                            Chief Financial Officer
                                            Dated June 16, 2003







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                         ANCHOR BANCORP WISCONSIN INC.

                                  EXHIBIT INDEX


 EXHIBIT
  NUMBER                    DESCRIPTION OF EXHIBIT
 -------                    ----------------------

   99.1 Press release announcing the Corporation's inclusion in the NASDAQ Financial-100 Index effective June 23, 2003.












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